AMENDMENT NO. 2 TO PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO PURCHASE AGREEMENT (the “Agreement”), is entered into as of January 6, 2012, by and between NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation, (the “Company”), and FOUR M PURCHASERS, LLC, a Delaware limited liability company (the “Purchaser”).

RECITALS

WHEREAS, the Company and the Purchaser entered into a Purchase Agreement dated as of November 10, 2011 (the “Original Purchase Agreement”) and amended on December 9, 2011 (“Amendment No.1”), relating to the sale by the Company to the Purchaser, and the purchase by the Purchaser from the Company of up to $2,500,000 of registered shares of common stock of the Company on the terms and conditions set forth therein; and

WHEREAS,. the Company and the Purchaser now desire to amend the Original Purchase Agreement to revise the provisions set forth herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the Company and the Purchaser hereby agree as follows:

Section 1.  Definitions.  All capitalized terms that are not defined herein shall have the respective meanings given such terms in the Original Purchase Agreement and Amendment No.1.

Section 2.  Assignment.  Section 12.7 of the Original Purchase Agreement is hereby amended in its entirety to read as follows:

“No Assignment.  This Agreement may not be assigned.”

Section 3.  Ratification.  Except as expressly modified and amended herein, the parties hereto covenant and agree that all of the terms, covenants, promises, warranties, representations and conditions of the Original Purchase Agreement and Amendment No.1shall remain in full force and effect with respect to the parties hereto.

Section 4.  Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature or a signature in a “.pdf” format data file.

Section 5.  Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 6.  Entire Agreement.  This Agreement, the Original Purchase Agreement and Amendment No.1 contain the entire understanding and agreement of the parties with respect to the subject matter covered herein, and supersede all other oral or written agreements, undertakings or understandings between or on behalf of the Purchaser and/or the Company with respect to the subject matter hereof.

Section 7.  Governing Law; Jurisdiction; Jury Trial.  The laws of the State of New York shall govern all issues or questions concerning the construction, validity, enforcement and interpretation of this Agreement and/or the transactions contemplated hereunder, without giving effect to any choice of law or conflict of law provisions.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan, City and State of New York for the adjudication of any dispute arising out of or relating to this Agreement and/or the transactions contemplated hereunder, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding in the same manner as deliver of notices hereunder, provided, however, that nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the Purchaser and the Company have caused this Amendment No. 2 to the Purchase Agreement to be duly executed as of the date first written above.

THE COMPANY:

NORTHWEST BIOTHERAPEUTICS. INC.

By:	/s/ Linda Powers
Name: Linda Powers
Title: Chief Financial Officer

THE PURCHASER:

FOUR M PURCHASERS, LLC

By:	/s/ Dennis Mehiel
Name: Dennis Mehiel
Title: Managing Member